UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 16, 2003

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-10863                    13-3473472
(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)

         631 SOUTH RICHLAND AVENUE, YORK PA                          17403
       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code            (717) 771-7890


--------------------------------------------------------------------------------


Item 5.  OTHER EVENTS


On December 16, 2003, York issued a press release giving guidance concerning its expectations for 2004 earnings. A copy of York's press release is attached as
Exhibit 99.1 and is incorporated by reference.


Item 7.  Exhibits

99.1 Press release, dated December 16, 2003, issued by York International Corporation.


--------------------------------------------------------------------------------

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authororized.


                                    York International Corporation
                                    (Registrant)


Date:  December 17, 2003             By:  /s/ C. David Myers
                                          ------------------
                                          C. David Myers
                                          President





Exhibit Index

99.1 Press release, dated December 16, 2003, issued by York International Corporation.